UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 13, 2000
                                 Date of Report
                        (Date of earliest event reported)



                                  NOVELL, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-13351                  87-0393339
(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)               Number)            Identification Number)



                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 429-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

Novell, Inc has formed an Executive Management Group, headed by chairman and chief executive officer Dr. Eric Schmidt, to oversee and coordinate management and development of varied business groups within the company. In addition to Schmidt, the new management group includes executive vice president and chief operating officer, Stewart Nelson, and executive vice president and chief financial officer, Dennis Raney.

In forming the new management group, Nelson and Raney have both been promoted from senior to executive vice president. Both executives report to Schmidt.

Reporting relationships to Nelson and Raney are unchanged. Reporting to Nelson are vice presidents and general managers for Novell's business groups. In addition, executives in charge of worldwide sales and worldwide marketing report to Nelson. Reporting to Raney are vice presidents responsible for finance, information services, legal and operations functions that support the business groups.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               NOVELL, INC.
                                                         ---------------------
                                                              (Registrant)

Date: November 13, 2000                        By       /S/    BETTY DEPAOLA
                                               -------------------------------
                                                          (Signature)

                                                 ASSISTANT CORPORATE SECRETARY
                                               --------------------------------
                                                            (Title)